 Exhibit 99.1

Hilton Grand Vacations Trust 2018-A Timeshare Loan Backed Notes, Series 2018-A Sample Timeshare Loan Agreed-Upon Procedures Report To: Hilton Resorts Corporation HGV Depositor LLC 30 August 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hilton Resorts Corporation
HGV Depositor LLC
5323 Millenia Lakes Boulevard, Suite 400
Orlando, Florida 32839

Re:	Hilton Grand Vacations Trust 2018‑A (the “Issuer”) Timeshare Loan Backed Notes, Series 2018‑A (the “Notes”) Sample Timeshare Loan Agreed‑Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Hilton Resorts Corporation (the “Seller”), HGV Depositor LLC (the “Depositor”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchaser,” together with the Seller and Depositor, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort (the “Timeshare Loans”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with:

a.	Imaged copies of:

i.	The promissory note, purchase agreement, truth in lending disclosure and/or other related documents (collectively and as applicable, the “Note”),

ii.	Certain printed screen shots from the Seller’s servicing system (the “System Screen Shots”),

iii.	The credit score certification, as applicable (the “Credit Score Certification”), and

iv.
Certain screen shots of U.S. credit profile reports, as applicable (the “Credit Profile Report Screen Shots,” together with the Note, System Screen Shots and Credit Score Certification, the “Source Documents”),

relating to the Sample Timeshare Loans (as defined in Attachment A),

b.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.
An electronic data file labeled “HGV TRUST 2018-A OM Statistical Pool 07312018.xlsx” and the corresponding record layout and decode information (the “Base Preliminary Data File”) that the Initial Purchaser, on behalf of the Depositor, indicated contains information relating to a pool of mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort (the “Preliminary Timeshare Loans”) as of 31 July 2018 (the “Preliminary Cut‑Off Date”) that are expected to be representative of the Timeshare Loans and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Source Documents, Sample Characteristics, Base Preliminary Data File and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, Base Preliminary Data File or any other information provided to us by the Seller or the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller or the Initial Purchaser, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originators of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.
Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

30 August 2018

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Seller, on behalf of the Depositor, we appended the information for each Preliminary Timeshare Loan on the Base Preliminary Data File with the corresponding normal payment amount, which the Seller, on behalf of the Depositor, instructed us to calculate as the sum of the:

a.	Principal & interest payment (Principal & Interest Payment) and

b.	Reserve payment amount (Reserve Payment Amount),

both as shown on the Base Preliminary Data File.

The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.
As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”).  For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

3.
For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan ID	Loan ID	Note	i.

Borrower state	Borrower State	Note or System Screen Shots	ii.

Property	Property Cd	Note

Sales price	Sales Price	Note

Equity transferred	Contr Equity Amount	Note	iii.

Original term	Original Term	Note

Date of sale	Contr Date Sold	Note

Cash down payment	Cash Down Payment	Note and recalculation	iv.

Original balance	Original Amt	Note

Interest rate	Interest Rate	Note	v.

Maturity date	Maturity Date	Note or System Screen Shots	vi.

Principal & interest payment	Principal & Interest Payment	Note	v., vii.

Normal payment amount	Normal Payment Amount	Note and recalculation	vii., viii.

Next payment date	Due Date	System Screen Shots

Current balance	Principal Bal	System Screen Shots

Original credit score (high)	High Score	(a) Credit Score Certification, (b) Credit Score Certification and System Screen Shots or (c) Credit Profile Report Screen Shots	ix.

Exhibit 1 to Attachment A

Notes:

i.	For identification purpose only.

ii.
For the purpose of comparing the borrower state Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 140 and 147), the Seller, on behalf of the Depositor, instructed us:

a.	To use the Note as the Source Document and

b.	Not to compare the borrower state Sample Characteristic for Sample Timeshare Loans which have a borrower state value of “<blank>,” as shown on the Preliminary Data File.

For the purpose of comparing the borrower state Sample Characteristic for Sample Timeshare Loan Numbers 140 and 147, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iii.
For the purpose of comparing the equity transferred Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement with an equity transferred value of “0,” as shown on the Preliminary Data File, if the equity transferred value is “<blank>,” as shown on the Note.

iv.
For the purpose of comparing the cash down payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the sum of:

a.	The difference between the:

i.	Total down payment and

ii.	Closing costs,

and

b.	Balance down payment, as applicable,

all as shown on the Note.

v.
For the purpose of comparing the interest rate and principal & interest payment Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement if the interest rate value or principal & interest payment value, both as shown on the Preliminary Data File, agreed to at least one interest rate or principal & interest payment (in accordance with note vii.), respectively, both as shown on the Note.  We performed no procedures to reconcile any conflicting information which exists on the Note relating to the interest rate or principal & interest payment Sample Characteristics.

Exhibit 1 to Attachment A

Notes:	(continued)

vi.
For the purpose of comparing the maturity date Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 5, 45, 47, 57 and 124), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

For the purpose of comparing the maturity date Sample Characteristic for Sample Timeshare Loan Numbers 5, 45, 47, 57 and 124, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

vii.	For the purpose of comparing the indicated Sample Characteristics, the Seller, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 of less.

viii.
For the purpose of comparing the normal payment amount Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the normal payment amount as the sum of the:

a.	Principal & interest payment (in accordance with notes v. and vii.) and

b.	Monthly administration fee, monthly administrative fee or monthly service fee, as applicable,

all as shown on the Note.

ix.
The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loan with an original credit score (high) value of “<blank>,” as shown on the Preliminary Data File.

For the purpose of comparing the original credit score (high) Sample Characteristic for each Sample Timeshare Loan with an original credit score (high) value other than “<blank>,” as shown on the Preliminary Data File (except for Sample Timeshare Loan Numbers 74 and 117), the Seller, on behalf of the Depositor, instructed us to use the Credit Score Certification as the Source Document.

For the purpose of comparing the original credit score (high) Sample Characteristic for Sample Timeshare Loan Number 74, the Seller, on behalf of the Depositor, instructed us to use the Credit Score Certification and System Screen Shots as the Source Documents.

For the purpose of comparing the original credit score (high) Sample Characteristic for Sample Timeshare Loan Number 117, the Seller, on behalf of the Depositor, instructed us to use the Credit Profile Report Screen Shots as the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are described in the notes above.